                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

       Date of Report: (Date of earliest event reported): February 5, 2002


                         TEXAS BIOTECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



                                                                 13-3532643
       DELAWARE                      1-12574                    (IRS Employer
(State of Incorporation)      (Commission File Number)       Identification No.)
--------------------------------------------------------------------------------



                             7000 FANNIN, 20TH FLOOR
                              HOUSTON, TEXAS 77030
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)



                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

THE FOLLOWING STATEMENT WAS RELEASED TO THE PRESS ON FEBRUARY 5, 2002 REGARDING 2001 GUIDANCE AND 2002 OUTLOOK.


                   TEXAS BIOTECHNOLOGY CONFIRMS 2001 GUIDANCE,
                   REVIEWS 2002 OUTLOOK AT INVESTOR CONFERENCE

PHILADELPHIA, PA -- FEBRUARY 5, 2002 - In remarks delivered today to investors attending the Emerald Securities Ninth Annual Groundhog Day Investor Forum, Texas Biotechnology Corporation (NASDAQ:TXBI) President and CEO David B. McWilliams confirmed the Company's previous guidance for 2001 sales of its lead product, Argatroban, and discussed the overall outlook for 2002, including the completion of five clinical trials.

Mr. McWilliams stated, "2002 promises to be an eventful year for Texas Biotechnology in which we expect to make significant clinical and commercial progress and build substantial shareholder value through the development and optimization of our growing product pipeline."

2001 GUIDANCE CONFIRMED

"We had a very strong fourth quarter and our lead product, Argatroban, will report total sales for 2001 - well within our previous guidance of $10 to $12 million," Mr. McWilliams stated. "We were pleased to see Argatroban's market share increase during the fourth quarter and expect to see the overall market for heparin-induced thrombocytopenia (HIT) therapies, including Argatroban, continue to grow in 2002."

Mr. McWilliams added, "Our current estimate for 2002 sales ranges from $16 to $18 million. We remain committed to collaborating with our partner, GlaxoSmithKline, to increase our share of the total HIT market as well as the overall direct thrombin inhibitor market. Our clinical trials in ischemic stroke and percutaneous coronary interventions, if positive, will ultimately support this objective."

The Company will provide additional 2002 guidance during its year-end conference call on February 26.

ARGATROBAN REGULATORY AND CLINICAL MILESTONES MET

Mr. McWilliams noted that Texas Biotechnology made considerable clinical and regulatory progress during 2001, which will enable the company to move its product development and marketing programs forward in 2002. Among the company's key accomplishments in 2001 were:

      o Receipt of an approvable letter from the Food and Drug Administration for use of Argatroban in HIT patients undergoing percutaneous coronary intervention (PCI).

      o Initiation of a double-blind, placebo-controlled trial (ARGIS-1) involving 180 patients to evaluate Argatroban as a treatment for ischemic stroke. Top-line results for this trial are
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            expected in the second half of this year.

      o Initiation of an open-label 100 patient Phase II trial evaluating the safety and efficacy of Argatroban as an alternative to heparin and in combination with GPIIb/IIIa receptor antagonists in patients undergoing PCI. Enrollment of the trial is complete and results are expected to be available in the first half of 2002.

RESEARCH EXPANDED FOR ENDOTHELIN RECEPTOR A ANTAGONISTS: A NEW DRUG CLASS

In addition to the ongoing development of Argatroban, the company launched several clinical trials to support development of sitaxsentan and TBC3711, Texas Biotechnology's two lead endothelin receptor A antagonists. Endothelin antagonists are an emerging new class of compounds being developed to treat a number of diseases including pulmonary hypertension, chronic heart failure, and prostate cancer.

      o A Phase IIb/III double-blind, placebo-controlled trial, also referred to as the STRIDE trial, designed to determine the safety and efficacy of sitaxsentan as a treatment for pulmonary hypertension is proceeding. Top-line results for this trial are expected to be available in the second half of this year.

      o Also during 2001, Texas Biotechnology initiated and completed two Phase I trials for TBC3711 and is currently finalizing the design of a Phase II trial to evaluate TBC3711 as a treatment for chronic heart failure.

CLINICAL PROGRESS REPORTED FOR NOVEL SELECTIN ANTAGONIST, TBC1269

Revotar Biopharmaceuticals, Texas Biotechnology's majority-owned subsidiary located in Germany, initiated and completed the single and multi-dose Phase I trials for TBC1269 to support its development as an inhaled treatment for asthma. Phase II trials are planned for 2002 in both asthma and possibly psoriasis. Revotar is focused on the discovery and development of small molecule drugs to treat inflammation.

Mr. McWilliams ended his presentation with a summary of key events for 2002:

2002 OUTLOOK - MULTIPLE TRIALS TO BE LAUNCHED AND COMPLETED

1ST HALF

Ongoing quarterly updates on Argatroban sales in HIT

Completion of patient enrollment for the Phase II trial for Argatroban in ischemic stroke

Completion of patient enrollment for the Phase IIb/III trial for sitaxsentan in PH

Initiation of a Phase II trial for TBC3711 in CHF

Initiation of a Phase IIa trial for TBC1269 in asthma

Initiation of a Phase IIa trial for TBC1269 in psoriasis


2ND HALF

Ongoing quarterly updates on Argatroban sales in HIT

Phase II trial results for use of Argatroban in PCI

Phase II trial results for Argatroban in ischemic stroke

Phase IIb/III trial results for sitaxsentan in PH
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Phase IIa trial results for TBC1269 in asthma

Phase IIa trial results for TBC1269 in psoriasis

Texas Biotechnology management will host a conference call on Tuesday, February 26, 2002, at 4:30 PM Eastern. To participate in the call, dial (800) 553-0351 and ask for the Texas Biotechnology conference call. The international dial-in number is (612) 332-1020. A replay of the conference call will also be available beginning at 7:15 PM Eastern on Tuesday, February 26, 2002 and will end on Thursday, February 28, 2002 at 11:59 PM Eastern. To access the replay dial (800) 475-6701 in the United States and (320) 365-3844 for International access. The access code for the replay is 626354. In addition, the conference call will be available live on the Company's web site (www.tbc.com). A replay of the conference call will also be available on the Company's web site.

Texas Biotechnology, a biopharmaceutical company focused on the discovery, development and commercialization of novel drugs, is recognized for its expertise in small molecule drug development and vascular biology. Argatroban, its first FDA-approved product, is being marketed by GlaxoSmithKline for heparin-induced thrombocytopenia. Additional studies are seeking to broaden this initial indication for Argatroban in ischemic stroke, angioplasty and hemodialysis. Texas Biotechnology has several other products in clinical development for pulmonary arterial hypertension, congestive heart failure and asthma. To learn more about Texas Biotechnology please go to our web site: www.tbc.com.

This press release contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are timing and cost of our clinical trials, attainment of research and clinical goals and milestones of product candidates, attainment of required governmental approval, sales levels of our products and availability of financing and revenues sufficient to fund development of product candidates and operations. In particular, careful consideration should be given to cautionary statements made in the various reports Texas Biotechnology has filed with the Securities and Exchange Commission. The Company undertakes no duty to update or revise these forward-looking statements.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 5, 2002              TEXAS BIOTECHNOLOGY CORPORATION


                                    /s/ STEPHEN L. MUELLER
                                    --------------------------------
                                    Stephen L. Mueller
                                    Vice President, Finance and Administration,
                                    Secretary and Treasurer